                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                            [AMENDMENT NO.........]

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Solicitation Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

 ..............................THE BRINSON FUNDS.................................
               (Name of Registrant as Specified in Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2)
       of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          1)  Title of each class of securities to which transaction applies:

             ............................................................
          2)  Aggregate number of securities to which transaction applies:

             ............................................................
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ............................................................
          4)  Proposed maximum aggregate value of transaction:

             ............................................................
          5)  Total fee paid:

             ............................................................

[X]    Fee paid previously under preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)  Amount Previously Paid:______________________________________________
       2)  Form, Schedule or Registration Statement No.:________________________
       3)  Filing Party:________________________________________________________
       4)  Date Filed:__________________________________________________________

                               THE BRINSON FUNDS
                           209 SOUTH LASALLE STREET
                         CHICAGO, ILLINOIS 60604-1295
                                1-800-448-2430

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                      OF
                               THE BRINSON FUNDS
                         TO BE HELD FEBRUARY 16, 1996

TO THE SHAREHOLDERS OF THE BRINSON FUNDS:

       NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the "Meeting") of The Brinson Funds (the "Trust"), will be held on February 16, 1996, at 10:00 a.m. Central Time, at the offices of the Trust's investment advisor and manager, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois 60604-1295. The following matters will be acted upon at that time:

       ALL SERIES:

       1. To consider and act upon an amendment to the Trust's fundamental investment policies (investment restriction (xi) in the Statement of Additional Information) to permit each Series to invest in affiliated investment companies and in the U.S. Cash Management Fund, subject to receipt of appropriate exemptive orders from the U.S. Securities and Exchange Commission.

       ALL SERIES, EXCEPT THE U.S. CASH MANAGEMENT FUND:

       2. To consider and act upon an amendment to the Trust's fundamental investment policies (investment restriction (iii) in the Statement of Additional Information) to permit each Series, with the exception of the U.S. Cash Management Fund, to enter into forward foreign currency transactions for non-hedging purposes.

       GLOBAL FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND:

       3. To consider and act upon an amendment to the fundamental investment policies of the Global Fund, Global Bond Fund and Non-U.S. Equity Fund to increase the limitation on permissible loans of portfolio securities from 25% to 33 1/3%.

       ALL SERIES:

       4. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

       Shareholders of record of the Trust at the close of business on December 29, 1995, are entitled to notice of, and to vote on, the proposals at the Meeting, or any adjournment thereof.

       Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.


                                       By Order of the Board of Trustees

                                          /s/ E. Thomas McFarlan

January 16, 1996                       E. Thomas McFarlan

                                       President and Treasurer


                      PLEASE RETURN YOUR PROXY IMMEDIATEL

                                PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of The Brinson Funds (the "Trust") for use at a Special Meeting of Shareholders of the Trust (the "Meeting") to be held on February 16, 1996, at 10:00 a.m. Central Time at the offices of the Trust's investment advisor and manager, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois 60604-1295 and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy was first mailed to shareholders on or about January 16, 1996.


       The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the "Act"). The Trust offers shares of ten series: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund (collectively, the "Funds" or "Series," and individually, a "Fund" or "Series"). At the present time, each Fund offers two classes of shares: the Brinson Fund class shares, which have no sales charges and are not subject to annual 12b-1 plan expenses, and the SwissKey Fund class shares, which have no sales charges but are subject to annual 12b-1 plan expenses.

     The Trust has authorized an unlimited number of shares of beneficial interest (par value $0.001 per share) for each Fund. While the Trust has registered with the United States Securities and Exchange Commission ("SEC") shares of all ten Series, the Short-Term Global Income Fund, the U.S. Cash Management Fund and the Non-U.S. Bond Fund had not commenced operations and had no shares outstanding as of the close of business on December 29, 1995 (the "Record Date"). The shares of the Trust have non-cumulative voting rights.


     Shareholders of record of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund on the Record Date are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on December 29, 1995, there were 87,888,314 shares of the Trust outstanding, divided as follows:


FUND/CLASS                               NO.NUMBER  OF SHARES OUTSTANDING*
----------                               ---------------------------------
GLOBAL FUND


        BRINSON FUND CLASS:                     36,275,713
        SWISSKEY FUND CLASS:                       156,484

GLOBAL EQUITY FUND

        BRINSON FUND CLASS:                     42,176,506
        SWISSKEY FUND CLASS:                     2,494,039


GLOBAL BOND FUND

        BRINSON FUND CLASS:                      3,619,386
        SWISSKEY FUND CLASS:                       176,423

U.S. BALANCED FUND

        BRINSON FUND CLASS:                     18,618,652
        SWISSKEY FUND CLASS:                        19,251


U.S. EQUITY FUND

        BRINSON FUND CLASS:                      7,127,137
        SWISSKEY FUND CLASS:                        10,537

FUND/CLASS                              NO.NUMBER  OF SHARES OUTSTANDING*
----------                              ---------------------------------
U.S. BOND FUND

       BRINSON FUND CLASS:                          877,311
       SWISSKEY FUND CLASS:                          16,961

NON-U.S. EQUITY FUND

       BRINSON FUND CLASS:                       16,291,957
       SWISSKEY FUND CLASS:                          27,957



       * As a general matter, all shares of the Trust entitled to vote on a matter may vote without differentiation between the separate Series and classes on a one-vote-per-share basis and each fractional share is entitled to a proportionate fractional vote; provided, however, if a matter to be voted on affects only the interests of a particular Series (or class of a Series), such as the matters to be voted on at this Meeting, then only the shareholders of such Affected Series (or class) are entitled to vote on the matter. See "Summary of Proposals" below.

                                              SUMMARY OF PROPOSALS

             PROPOSAL:                                                        SHAREHOLDERS ENTITLED
                                                                              TO VOTE ON PROPOSAL:
1.     Amendment to the Trust's fundamental investment                        ALL SERIES & CLASSES
       policies to permit each Series to invest in affiliated
       investment companies and in the U.S. Cash
       Management Fund, subject to receipt of
       appropriate SEC exemptive orders.

2.     Amendment to the Trust's fundamental investment                        ALL SERIES & CLASSES, EXCEPT U.S.
       policies to permit each Series, with the exception                     CASH  MANAGEMENT FUND
       of the U.S. Cash Management Fund, to enter into
       forward foreign currency transactions for non-hedging
       purposes.

3.     Amendment to the fundamental investment policies of the                ALL CLASSES OF GLOBAL FUND,
       Global Fund, Global Bond Fund and Non-U.S. Equity Fund                 GLOBAL BOND FUND & NON-U.S.
       to increase the limitation on permissible loans of portfolio           EQUITY FUND
       securities from 25% to 33  1/3%.



       Approval of the proposed amendments to the fundamental investment policies with respect to each Fund requires the affirmative vote of the holders of (a) 67% of the shares of a Fund present at the Meeting in person or by proxy or (b) a majority of each a Fund's outstanding shares. If the proposed amendments are approved, the changes in the fundamental investment policies will become effective upon revision to the Funds' prospectuses to reflect the new policies, except that with respect to Proposal No. 1, the policies will not be changed until regulatory approval is received, as described below. In the event that a quorum is present, but sufficient votes in favor of the amendments are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against any such adjournment in direct proportion to the proxies received for or against the proposed amendments.

       The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting. If any matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.


       As of the Record Date, the following persons owned beneficially more than 5% of the outstanding voting shares of the Brinson Fund class or SwissKey Fund class, as applicable:


Name & Address of Beneficial Owners                       Number of Shares          Percentage of Class
-----------------------------------                       ----------------          -------------------
GLOBAL FUND
 BRINSON FUND CLASS
                                                                                          12.53%
 First Alabama Bank                                         4,547,562.874
 Mobile, AL

 Polk Bros. Foundation                                      3,253,509.113                  8.96%
 Evanston, IL

 Medical College of Virginia Foundation                     3,206,795.392                  8.84%
 Richmond, VA

 NationsBank of Georgia NA Trustee                          2,889,216.842                  7.96%
 Dallas, TX

 Northern Trust Company                                     2,135,241.906                  5.88%
 Chicago, IL

 SWISSKEY FUND CLASS
                                                                                           90.09%
 Swiss Bank Corporation*                                      140,984.907
 New York, NY
                                                                                            5.05%
 Semper Trust Co. C/F IRA                                       7,917.070
 of Alan G. Cohn
 Van Nuys, CA

GLOBAL EQUITY FUND

 BRINSON FUND CLASS

 United States Japan Foundation*                            2,122,270.478                 97.50%
 New York, NY

 SWISSKEY FUND CLASS

 Swiss Bank Corporation*                                    1,221,209.975                 48.96%
 New York, NY

Name & Address of Beneficial Owners                    Number of Shares             Percentage of Class
-------------------------------------                  ----------------             -------------------

GLOBAL BOND FUND

 BRINSON FUND CLASS

 Baptist Health Systems, Inc.*                            1,391,388.328                     38.44%
 Birmingham, AL

 Munson Williams Proctor Institute*                       1,150,385.194                     31.78%
 Utica, NY

 Abell Foundation, Inc.                                     467,014.628                     12.90%
 Baltimore, MD

 Ripon College                                              371,505.321                     10.26%
 Ripon, WI

 SWISSKEY FUND CLASS

 Swiss Bank Corporation*                                  126,587.961                       71.75%

 New York, NY

 Swiss Bank Corporation                                   19,810.949                        11.22%
 New York, NY

 Semper Trust Co. C/F IRA of                              15,672.395                         8.88%
 Jack Ferman
 Van Nuys, CA

 Semper Trust Co. C/F IRA of                              14,149.913                         8.02%
 Abraham Ferman
 Van Nuys, CA


U.S. BALANCED FUND


 BRINSON FUND CLASS

 State Street Bank & Trust Co.*                           13,901,097.852                    74.66%
 Boston, MA

 MAC & Co.                                                2,317,746.724                     12.44%
 Pittsburgh, PA

 Mitra & Co.                                              1,379,466.270                      7.40%
 Milwaukee, WI

 Harris Trust and Savings Bank
 Chicago, IL                                              995,615.832                        5.34%

Name & Address of Beneficial Owners                    Number of Shares          Percentage of Class
-----------------------------------                    ----------------          -------------------
 U.S. BALANCED FUND (CONTD.)

 SWISSKEY FUND CLASS

 Swiss Bank Corporation*                                   17,482.517                      90.81%
 New York, NY

 Martha S. Weber and Heinrich G. Weber                      1,767.505                       9.18%
 Palos Verdes Estates, CA

U.S. EQUITY FUND

 BRINSON FUND CLASS

 Swiss Bank Corporation*                                3,201,921.834                      44.92%
 New York, NY

 Wachovia Bank of North Carolina                        1,142,141.139                      16.02%
 Winston Salem, NC

 American Institute of Physics                            733,225.650                      10.28%
 College Park, MD

 Central New York Community Foundation, Inc.              373,342.549                       5.23%
 Syracuse, NY

 Augustana College                                        357,463.738                       5.01%
 Rock Island, IL

 SWISSKEY FUND CLASS

 Swiss Bank Corporation*                                    8,624.763                      81.85%
 New York, NY

 Elias H., Charles E. & Margaerite E. Gellad                1,911.428                      18.13%
 Falls Church,VA

U.S. BOND FUND

BRINSON FUND CLASS

 Swiss Bank Corporation*                                  875,068.668                      99.74%
 New York, NY

 SWISSKEY FUND CLASS

 Swiss Bank Corporation*                                   16,858.667                      99.39%
 New York, NY

Name & Address of Beneficial Owners                   Number of Shares                     Percentage of Class
-------------------------------------                 ----------------                     -------------------
NON-U.S. EQUITY FUND

BRINSON FUND CLASS

 McConnell Foundation                                  1,383,089.770                            8.48%
 Redding, CA

 Edna McConnell Clark                                  1,333,018.144                            8.18%
 Foundation
 New York, NY

 MAC & Co.                                             1,227,841.069                            7.53%
 Pittsburgh, PA

 Society National Bank                                 1,157,920.887                            7.10%
 Cleveland,  OH

 Fifth Third Bank                                      1,110,517.679                            6.81%
 Cincinnati, OH

 Northern Trust Company                                1,102,517.484                            6.76%
 Chicago, IL

 Bentley College                                       1,071,458.233                            6.57%
 Waltham, MA

 MAC & Co.                                               951,925.365                            5.84%
 FBO Sisters of Charity
 Pittsburgh, PA

 SWISSKEY FUND CLASS

 Swiss Bank Corporation*                                  26,648.968                           95.32%
 New York, NY


* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for vote of shareholders of that class.

     As of the Record Date, the following persons owned beneficially more than 5% of the outstanding voting shares of the Trust:


Name & Address of Beneficial Owners          Number of Shares         Percentage
-----------------------------------          ----------------         ----------
State Street Bank & Trust Co.                  13,901,097.852             15.81%
Boston, MA

Swiss Bank Corporation                          5,682,286.215              6.47%
New York, NY

First Alabama Bank                              4,547,562.874              5.17%
Mobile, AL


     As of the Record Date, the Trustees and officers of the Trust, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Equity Fund and of the Trust.

     Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Trust or by voting at the Meeting. A proxy, when executed and not revoked, will be voted as directed. In the absence of such direction, proxies will be voted in favor of all applicable proposals.


     The Brinson Funds will bear the total expense of this solicitation. Initial solicitation will be by mail. Further solicitation may be made by mail or telephone by regular employees of Brinson Partners, Inc., who will not be additionally compensated therefor.


     Audited financial statements of the Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson Non-U.S. Equity Fund, in the form of an Annual Report dated June 30, 1995, have been mailed prior to this proxy mailing. The Annual Report is not to be regarded as proxy soliciting material. The Trust will furnish, without charge, a copy of the Funds' Annual Report to any shareholder who requests the Report. Shareholders may obtain the Annual Report by calling 1-800-448-2430.


                                PROPOSAL NO. 1

AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES (INVESTMENT RESTRICTION
(XI) IN THE STATEMENT OF ADDITIONAL INFORMATION) TO PERMIT EACH SERIES TO INVEST IN AFFILIATED INVESTMENT COMPANIES AND IN THE U.S. CASH MANAGEMENT FUND, SUBJECT
            TO RECEIPT OF APPROPRIATE EXEMPTIVE ORDERS FROM THE SEC


     The Board of Trustees of the Trust has proposed that the Trust's fundamental investment policies with respect to investments in other registered investment companies be revised to permit investments by all of the Funds in affiliated investment companies in excess of certain percentage limitations otherwise prescribed in the Act. The proposed amendment would enhance the active asset allocation strategy by which Brinson Partners, Inc. manages the Funds by permitting the Funds to invest in correlative series of other investment companies managed by Brinson Partners, Inc. as an alternative to direct investment in individual securities. In so doing, it is anticipated that the Funds will experience greater diversification, lower investment costs and increased administrative efficiencies. Similarly, in the case of the Funds' investment in the U.S. Cash Management Fund, it is expected that the Funds will likely enjoy greater diversification, higher returns and increased administrative efficiencies. This proposed change is subject to obtaining shareholder approval and various exemptive orders from the SEC, as described in more detail below. There can be no assurances, however, that the SEC will grant the exemptive relief requested. In the event that the SEC does not grant either request for exemptive relief, the proposed amendment to the Trust's fundamental investment policies with respect to investments in other registered investment companies will not be made.

     At the present time, investment restriction (xi) in the Trust's Statement of Additional Information provides that the Funds may not:


          "(xi) Invest in securities of any open-end investment company, except that a Series may purchase securities of money market mutual funds, and the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates, but such investments in money market mutual funds or closed-end investment companies may only be made in accordance with the limitations imposed by the Investment Company Act of 1940, as amended (the "Act") and the rules thereunder. Each Series may acquire securities of other investment companies if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a Securities and Exchange Commission approved offer of exchange;"

     As amended, investment restriction (xi) would read as follows:

          "(xi) Invest in securities of any open-end investment company, except that (i) a Series may purchase securities of money market mutual funds, (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the Act and the rules thereunder and (iii) in accordance with any exemptive order obtained from the Securities and Exchange Commission which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a Securities and Exchange Commission approved offer of exchange."


     The proposed amendment will permit the Funds to invest in affiliated investment companies under certain circumstances. To accomplish this objective, the Trust has filed applications for exemptive relief with the SEC. The first application seeks approval to allow the Funds to invest their assets in securities of series of other open-end investment companies managed by Brinson Partners, Inc. The second application seeks approval to permit the Funds to use their uninvested cash reserves to purchase shares of the U.S. Cash Management Fund or any future money market portfolios of the Trust (the U.S. Cash Management Fund and such future money market portfolios hereinafter are referred to as the "Money Market Portfolios") and to permit the Money Market Portfolios to sell shares to, or redeem shares from, each of the other Series of the Trust.


     Under the first exemptive application filed with the SEC, the Funds would invest in other investment companies advised by Brinson Partners, Inc. only to the extent that Brinson Partners, Inc. determines that such investment may be a more efficient and cost-effective means to gain exposure to a particular asset class than through direct investment in individual securities of specific asset classes. As a condition to receipt of the exemptive order, Brinson Partners, Inc. has undertaken to comply with certain investment limitations. First, the Funds will only invest in portfolios of an investment company advised by Brinson Partners, Inc. in connection with the Funds' investment process of allocating assets to the following three asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("emerging market securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("small cap securities"); and (3) high yield securities. At present, it is contemplated that, upon receipt of the appropriate SEC exemptive relief, the Funds will invest in portfolios of the Brinson Relationship Funds (the "Relationship Trust"), another investment company advised by Brinson Partners, Inc. Second, the proposed transactions will be subject to the limitation that no Series of the Trust will invest more than 25% of its total assets in any one series of the Relationship Trust, or more than 40% of its total assets among various series of the Relationship Trust While the SEC may ultimately condition its issuance of exemptive relief upon the Funds agreeing to comply with additional limitations, it is anticipated that any additional limitations imposed by the SEC would not affect the proposed amended investment restriction.


     The second application for exemptive relief filed with the SEC would permit the Funds to invest their uninvested cash balances in the Money Market Portfolios only to the extent that Brinson Partners, Inc. determines that, by investing in the Money Market Portfolios, the Funds would reduce their transaction costs, create more liquidity, enjoy greater returns and further diversify their holdings. Subject to receipt of the second exemptive order, each Fund will be permitted to invest uninvested cash in the Money Market Portfolios only to the extent that a Fund's aggregate investment does not exceed the greater of 5% of its total net assets or $2.5 million. Each Fund will remain subject, however, to the Act's other limitations on investment company purchases of shares of other investment companies (i.e., no Fund may own more than 3% of the voting stock of a single money market fund, and no Fund may invest more than 10% of its assets, in the aggregate, in other investment companies). While the SEC may ultimately condition its issuance of exemptive relief upon the Funds agreeing to comply with additional limitations, it is anticipated that any additional limitations imposed by the SEC would not affect the proposed amended investment restriction.

     Pursuant to undertakings made to the SEC in the two applications for exemptive relief, the Funds will not be subject to the imposition of double management fees with respect to their investments in other affiliated investment companies or series thereof. In addition, any sales charges or service fees charged with respect to the purchase of securities of the Funds, when aggregated with any sales charges or service fees paid by the Funds with respect the purchase of shares of another investment company, shall not exceed the limitations set forth in Article III, Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     With respect to investing in the Money Market Portfolios, the Funds will not be subject to duplicate management or service provider fees, sales loads, redemption fees or distribution fees under a plan adopted pursuant to Rule 12b-1 under the Act. The Funds, however, as investors in the Money Market Portfolios, will bear their proportionate share of the Money Market Portfolios' expenses.

     The Board of Trustees believes that the proposed amendment will likely provide the Funds with greater flexibility to achieve their investment objectives. This proposed amendment will also allow the Funds to invest in affiliated investment companies, which will probably result in a more diversified exposure to emerging market securities, small cap securities and high yield securities in the most cost-effective way, and is expected to lead to increased administrative efficiencies and lower transaction costs for the Funds. The Board of Trustees, based on the information provided to it by Brinson Partners, Inc., believes that the proposed amendment to allow investment of the Funds' uninvested cash balances in the Money Market Portfolios can often be the most cost-effective means to achieve the short-term investment of the Funds' uninvested cash reserves. Among other things, it is anticipated that these transactions will reduce the Funds' transaction costs, create more liquidity, potentially provide greater returns and further diversify their holdings.


RECOMMENDATION:

     THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THIS PROPOSAL NO. 1.
     SHAREHOLDERS OF EACH FUND VOTE TOGETHER ON THIS ISSUE AS TO THEIR RESPECTIVE FUND, WITHOUT REGARD TO CLASS. VOTES WILL BE COUNTED IN THE AGGREGATE. AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE HOLDERS OF (A) 67% OF THE SHARES OF A FUND PRESENT AT THE MEETING IN PERSON OR BY PROXY OR (B) A MAJORITY OF A FUND'S OUTSTANDING SHARES IS NECESSARY TO ADOPT THE PROPOSED AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO THAT FUND. UNLESS A CONTRARY SPECIFICATION IS MADE, ANY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THIS PROPOSAL NO. 1.



                                PROPOSAL NO. 2

AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES (INVESTMENT RESTRICTION
 (III) IN THE STATEMENT OF ADDITIONAL INFORMATION) TO PERMIT EACH SERIES, WITH THE EXCEPTION OF THE U.S. CASH MANAGEMENT FUND, TO ENTER INTO FORWARD FOREIGN
                CURRENCY TRANSACTIONS FOR NON-HEDGING PURPOSES


     The Board of Trustees of the Trust has recommended an amendment to the fundamental investment policies enumerated in investment restriction (iii) in the Trust's Statement of Additional Information to permit each Series, with the exception of the U.S. Cash Management Fund, to enter into forward foreign currency transactions for non-hedging purposes. In the event that a Fund engages in these transactions for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high-grade debt obligations equal in value to its obligations with respect to its forward contracts for non-hedging purposes.

     Investment restriction (iii) in the Trust's Statement of Additional Information currently provides that the Funds may not:

          "(iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series (except the U.S. Cash Management Series) may engage in forward foreign currency contracts for hedging purposes only;"

     As amended, investment restriction (iii) in the Trust's Statement of Additional Information would read as follows:

          "(iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series (except the U.S. Cash Management Fund Series) may engage in forward foreign currency contracts for hedging and non-hedging purposes;"

     The Funds have no current intention of entering into forward foreign currency transactions for non-hedging or speculative purposes. Nevertheless, since several of the Funds invest a significant amount of their assets in non-dollar denominated securities of foreign issuers, and the purchase and sale of foreign currencies and the use of forward contracts is an integral part of their investment program, the Board of Trustees believes that the Funds should have the greatest degree of flexibility possible with respect to entering into forward foreign currency transactions in order to respond to changing regulatory and market developments.

     The risks associated with entering into forward foreign currency contracts may be magnified or altered as a result of the Funds' enhanced ability to enter into such contracts. The Board of Trustees, based on information provided to it by Brinson Partners, Inc., believes that the risks of entering into forward contracts are manageable and are consistent with a program of foreign investing.


RECOMMENDATION:

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL NO 2.
     SHAREHOLDERS OF EACH FUND, EXCEPT THE U.S. CASH MANAGEMENT FUND, VOTE TOGETHER ON THIS ISSUE AS TO THEIR RESPECTIVE FUND, WITHOUT REGARD TO CLASS. VOTES WILL BE COUNTED IN THE AGGREGATE. AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE HOLDERS OF (A) 67% OF THE SHARES OF A FUND PRESENT AT THE MEETING IN PERSON OR BY PROXY OR (B) A MAJORITY OF A FUND'S OUTSTANDING SHARES IS NECESSARY TO ADOPT THE PROPOSED AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICY WITH RESPECT TO THAT FUND. UNLESS A CONTRARY SPECIFICATION IS MADE, ANY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THIS PROPOSAL NO. 2.



                                PROPOSAL NO. 3

AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE GLOBAL FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND TO INCREASE THE LIMITATION ON PERMISSIBLE LOANS OF
                    PORTFOLIO SECURITIES FROM 25% TO 33 1/3%

     The Board of Trustees of the Trust has recommended that the fundamental investment policies of the Global Fund, Global Bond Fund and Non-U.S. Equity Fund, as disclosed in each Fund's prospectus, be amended to increase the limitation on permissible loans of portfolio securities from 25% to 33 1/3%.

     The Global Fund, Global Bond Fund and Non-U.S. Equity Fund prospectuses state their fundamental investment policies concerning loans of portfolio securities as follows:

          "The Series may loan up to 25% of its assets to qualified broker-dealers or institutional investors for their use relating to short sales or other security transactions. The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners."

     As amended, the Funds' fundamental investment policies concerning loans of portfolio securities, as disclosed in each Fund's prospectus, would state:

          "The Series may loan up to 33 1/3% of its assets to qualified broker-dealers or institutional investors for their use relating to short sales or other security transactions. The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners."


     The purpose of this proposed amendment is to conform the portfolio lending policies of the Global Fund, Global Bond Fund and Non-U.S. Equity Fund to those of the other Series. The proposed increased limitation is permissible under pertinent provisions of the Act. Although adoption of a new lending limitation is not likely to have a significant impact on the investment techniques employed by these Funds, it will result in enhanced lending flexibility for these particular Funds and overall standardization of the lending limitations among the Funds. If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of the applicable Fund's shareholders.

RECOMMENDATION:

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL NO 3.
     ONLY SHAREHOLDERS OF THE AFFECTED FUNDS (I.E., THE GLOBAL FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND) VOTE ON THIS ISSUE AS TO THAT FUND, WITHOUT REGARD TO CLASS. VOTES WILL BE COUNTED IN THE AGGREGATE. AN AFFIRMATIVE VOTE OF THE MAJORITY OF THE HOLDERS OF (A) 67% OF THE SHARES OF A FUND PRESENT AT THE MEETING IN PERSON OR BY PROXY OR (B) A MAJORITY OF A FUND'S OUTSTANDING SHARES IS NECESSARY TO ADOPT THE PROPOSED AMENDMENT TO THE INVESTMENT POLICIES WITH RESPECT TO THAT FUND. UNLESS A CONTRARY SPECIFICATION IS MADE, ANY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THIS PROPOSAL NO. 3.


INFORMATION CONCERNING THE TRUST'S ADVISOR.


     Brinson Partners, Inc. is an investment management firm managing, as of September 30, 1995, approximately $51 billion, primarily for institutional pension and profit sharing accounts. Brinson Partners, Inc. has offices in London and Tokyo in addition to its principal office at 209 South LaSalle Street, Chicago, Illinois 60604-1295. Brinson Partners, Inc. is an indirect, wholly-owned subsidiary of Swiss Bank Corporation, which is an internationally diversified organization with operations in many aspects of the financial services industry. Swiss Bank Corporation, as of the Record Date, owned of record or beneficially more than 5% of the outstanding voting shares of the Trust.

INFORMATION CONCERNING THE TRUST'S DISTRIBUTOR AND ADMINISTRATOR.

     Fund/Plan Broker Services, Inc. (the "Distributor") is the distributor of each Series of the Trust pursuant to an Underwriting Agreement dated November 20, 1995, which was last approved at a meeting of the Trust's Board of Trustees held on November 20, 1995. The Distributor is a Pennsylvania corporation formed on April 19, 1989, and is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers, Inc. The Distributor, located at 2 W. Elm Street, Conshohocken, PA 19428, is a wholly-owned subsidiary of Fund/Plan Services, Inc. (the servicing agent, administrator, transfer agent and accounting/pricing agent for the Trust). Fund/Plan Services, Inc. is located at the same address as the Distributor. At the present time, the Distributor serves as distributor for 17 other nonaffiliated fund groups.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     The Trust is not required, nor does it intend, to hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such a meeting is called, should submit such proposal promptly.

     SHAREHOLDERS MAY RECEIVE, UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE EACH FUND'S ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT BY CONTACTING THE BRINSON FUNDS AT 1-800-448-2430.

                                   Respectfully Submitted,


                                     /s/ Thomas McFarlan

January 16, 1996                   E. Thomas McFarlan

Chicago, Illinois                  President and Treasurer

PROXY         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES             PROXY
                     OF THE BRINSON FUNDS (THE "TRUST")
                         - GLOBAL BOND FUND SERIES

SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 16, 1996 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his shares and appoints CATHERINE E. MACRAE, DEBRA L. NICHOLS and CAROLYN B. TRETTER, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE BRINSON FUNDS - GLOBAL BOND FUND SERIES held of record by the undersigned on December 29, 1995, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on February 16, 1996, at the offices of the Trust's investment advisor, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois.

1. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES TO INVEST IN AFFILIATED INVESTMENT COMPANIES AND IN THE U.S. CASH MANAGEMENT FUND, SUBJECT TO RECEIPT OF APPROPRIATE EXEMPTIVE ORDERS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

2. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES, EXCEPT THE U.S. CASH MANAGEMENT FUND, TO ENTER INTO FORWARD FOREIGN CURRENCY TRANSACTIONS FOR NON-HEDGING PURPOSES.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. APPROVAL OF AMENDMENT TO THE GLOBAL BOND FUND SERIES' FUNDAMENTAL INVESTMENT POLICIES TO INCREASE THE LIMITATION ON PERMISSIBLE LOANS OF PORTFOLIO SECURITIES FROM 25% TO 33 1/3%.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                     [_] GRANT         [_] WITHHOLD

                   (Continued and to be signed on reverse.)


--------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE BRINSON FUNDS - GLOBAL BOND FUND SERIES, WILL BE CAST FOR PROPOSALS (1), (2) AND (3). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JANUARY 16, 1996. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                                 _______________________________

                                                 _______________________________
                                                    Signature*

                                              Dated:______________________, 1996

* Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.


================================================================================
 CHECK HERE [_] IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND.)
================================================================================

PROXY          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES            PROXY
                       OF THE BRINSON FUNDS (the "Trust")
                         - GLOBAL EQUITY FUND SERIES

SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 16, 1996 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his shares and appoints CATHERINE E. MACRAE, DEBRA L. NICHOLS and CAROLYN B. TRETTER, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE BRINSON FUNDS - GLOBAL EQUITY FUND SERIES held of record by the undersigned on December 29, 1995, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on February 16, 1996, at the offices of the Trust's investment advisor, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois.

1. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES TO INVEST IN AFFILIATED INVESTMENT COMPANIES AND IN THE U.S. CASH MANAGEMENT FUND, SUBJECT TO RECEIPT OF APPROPRIATE EXEMPTIVE ORDERS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

2. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES, EXCEPT THE U.S. CASH MANAGEMENT FUND, TO ENTER INTO FORWARD FOREIGN CURRENCY TRANSACTIONS FOR NON-HEDGING PURPOSES.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                     [_] GRANT       [_] WITHHOLD

                   (Continued and to be signed on reverse.)


--------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE BRINSON FUNDS - GLOBAL EQUITY FUND SERIES, WILL BE CAST FOR PROPOSALS (1) AND (2). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JANUARY 16, 1996. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                                 _______________________________

                                                 _______________________________
                                                    Signature*

                                              Dated:______________________, 1996

* PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED.


================================================================================
 CHECK HERE [_] IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND.)
================================================================================

PROXY          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES            PROXY
                      OF THE BRINSON FUNDS (THE "TRUST")
                             - GLOBAL FUND SERIES

SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 16, 1996 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his shares and appoints CATHERINE E. MACRAE, DEBRA L. NICHOLS and CAROLYN B. TRETTER, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE BRINSON FUNDS - GLOBAL FUND SERIES held of record by the undersigned on December 29, 1995, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on February 16, 1996, at the offices of the Trust's investment advisor, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois.

1. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES TO INVEST IN AFFILIATED INVESTMENT COMPANIES AND IN THE U.S. CASH MANAGEMENT FUND, SUBJECT TO RECEIPT OF APPROPRIATE EXEMPTIVE ORDERS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

2. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES, EXCEPT THE U.S. CASH MANAGEMENT FUND, TO ENTER INTO FORWARD FOREIGN CURRENCY TRANSACTIONS FOR NON-HEDGING PURPOSES.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. APPROVAL OF AMENDMENT TO THE GLOBAL FUND SERIES' FUNDAMENTAL INVESTMENT POLICIES TO INCREASE THE LIMITATION ON PERMISSIBLE LOANS OF PORTFOLIO SECURITIES FROM 25% TO 33 1/3%.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                     [_] GRANT        [_] WITHHOLD

                   (Continued and to be signed on reverse.)


--------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE BRINSON FUNDS - GLOBAL FUND SERIES, WILL BE CAST FOR PROPOSALS (1), (2) AND (3). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JANUARY 16, 1996. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                                 _______________________________

                                                 _______________________________
                                                    Signature*

                                              Dated:______________________, 1996

* PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED.

================================================================================
 CHECK HERE [_] IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND.)
================================================================================

PROXY           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES           PROXY
                       OF THE BRINSON FUNDS (THE "TRUST")
                          - NON-U.S. EQUITY FUND SERIES

SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 16, 1996 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his shares and appoints CATHERINE E. MACRAE, DEBRA L. NICHOLS and CAROLYN B. TRETTER, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE BRINSON FUNDS - NON-U.S. EQUITY FUND SERIES held of record by the undersigned on December 29, 1995, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on February 16, 1996, at the offices of the Trust's investment advisor, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois.

1. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES TO INVEST IN AFFILIATED INVESTMENT COMPANIES AND IN THE U.S. CASH MANAGEMENT FUND, SUBJECT TO RECEIPT OF APPROPRIATE EXEMPTIVE ORDERS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

2. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES, EXCEPT THE U.S. CASH MANAGEMENT FUND, TO ENTER INTO FORWARD FOREIGN CURRENCY TRANSACTIONS FOR NON-HEDGING PURPOSES.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. APPROVAL OF AMENDMENT TO THE NON-U.S. EQUITY FUND SERIES' FUNDAMENTAL INVESTMENT POLICIES TO INCREASE THE LIMITATION ON PERMISSIBLE LOANS OF PORTFOLIO SECURITIES FROM 25% TO 33 1/3%.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                     [_] GRANT        [_] WITHHOLD

                   (Continued and to be signed on reverse.)


--------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE BRINSON FUNDS - BRINSON NON-U.S. EQUITY FUND SERIES, WILL BE CAST FOR PROPOSALS (1), (2) AND (3). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JANUARY 16, 1996. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                                 _______________________________

                                                 _______________________________
                                                    Signature*

                                              Dated:______________________, 1996

* PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED.

================================================================================
 CHECK HERE [_] IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND.)
================================================================================

PROXY           THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES           PROXY
                      OF THE BRINSON FUNDS (THE "TRUST")
                          - U.S. BALANCED FUND SERIES

SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 16, 1996 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his shares and appoints CATHERINE E. MACRAE, DEBRA L. NICHOLS and CAROLYN B. TRETTER, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE BRINSON FUNDS - U.S. BALANCED FUND SERIES held of record by the undersigned on December 29, 1995, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on February 16, 1996, at the offices of the Trust's investment advisor, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois.

1. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES TO INVEST IN AFFILIATED INVESTMENT COMPANIES AND IN THE U.S. CASH MANAGEMENT FUND, SUBJECT TO RECEIPT OF APPROPRIATE EXEMPTIVE ORDERS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

2. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES, EXCEPT THE U.S. CASH MANAGEMENT FUND, TO ENTER INTO FORWARD FOREIGN CURRENCY TRANSACTIONS FOR NON-HEDGING PURPOSES.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                     [_] GRANT        [_] WITHHOLD

                   (Continued and to be signed on reverse.)


--------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE BRINSON FUNDS - U.S. BALANCED FUND SERIES, WILL BE CAST FOR PROPOSALS (1) AND (2). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JANUARY 16, 1996. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                                 _______________________________

                                                 _______________________________
                                                    Signature*

                                              Dated:______________________, 1996

* PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED.

================================================================================
 CHECK HERE [_] IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND.)
================================================================================

PROXY         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES             PROXY
                      OF THE BRINSON FUNDS (THE "TRUST")
                            - U.S. BOND FUND SERIES

SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 16, 1996 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his shares and appoints CATHERINE E. MACRAE, DEBRA L. NICHOLS and CAROLYN B. TRETTER, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE BRINSON FUNDS - U.S. BOND FUND SERIES held of record by the undersigned on December 29, 1995, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on February 16, 1996, at the offices of the Trust's investment advisor, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois.

1. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES TO INVEST IN AFFILIATED INVESTMENT COMPANIES AND IN THE U.S. CASH MANAGEMENT FUND, SUBJECT TO RECEIPT OF APPROPRIATE EXEMPTIVE ORDERS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

2. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES, EXCEPT THE U.S. CASH MANAGEMENT FUND, TO ENTER INTO FORWARD FOREIGN CURRENCY TRANSACTIONS FOR NON-HEDGING PURPOSES.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                     [_] GRANT       [_] WITHHOLD

                   (Continued and to be signed on reverse.)


--------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE BRINSON FUNDS - U.S. BOND FUND SERIES, WILL BE CAST FOR PROPOSALS (1) AND (2). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JANUARY 16, 1996. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                                 _______________________________

                                                 _______________________________
                                                    Signature*

                                              Dated:______________________, 1996

* PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED.

================================================================================
 CHECK HERE [_] IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND.)
================================================================================

PROXY          THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES            PROXY
                      OF THE BRINSON FUNDS (THE "TRUST")
                           - U.S. EQUITY FUND SERIES

SPECIAL MEETING OF SHAREHOLDERS -- FEBRUARY 16, 1996 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby revokes all previous proxies for his shares and appoints CATHERINE E. MACRAE, DEBRA L. NICHOLS and CAROLYN B. TRETTER, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THE BRINSON FUNDS - U.S. EQUITY FUND SERIES held of record by the undersigned on December 29, 1995, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Central Time on February 16, 1996, at the offices of the Trust's investment advisor, Brinson Partners, Inc., at 209 South LaSalle Street, 9th Floor, Cavelier de LaSalle Room, Chicago, Illinois.

1. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES TO INVEST IN AFFILIATED INVESTMENT COMPANIES AND IN THE U.S. CASH MANAGEMENT FUND, SUBJECT TO RECEIPT OF APPROPRIATE EXEMPTIVE ORDERS FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

2. APPROVAL OF AMENDMENT TO THE TRUST'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT EACH SERIES, EXCEPT THE U.S. CASH MANAGEMENT FUND, TO ENTER INTO FORWARD FOREIGN CURRENCY TRANSACTIONS FOR NON-HEDGING PURPOSES.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.
                     [_] GRANT       [_] WITHHOLD

                   (Continued and to be signed on reverse.)


--------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE UNDERSIGNED'S VOTE, AS A SHAREHOLDER OF THE BRINSON FUNDS - U.S. EQUITY FUND SERIES, WILL BE CAST FOR PROPOSALS (1) AND (2). IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXY HOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXY HOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT THEREON. THE MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED JANUARY 16, 1996. PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                                 _______________________________

                                                 _______________________________
                                                    Signature*

                                              Dated:______________________, 1996

* PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF SIGNING FOR AN ESTATE, TRUST OR CORPORATION, TITLE OR CAPACITY SHOULD BE STATED.

================================================================================
 CHECK HERE [_] IF YOU PLAN TO ATTEND THE MEETING. (___ PERSON(S) WILL ATTEND.)
================================================================================